UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 7, 2011

CKX Lands, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Louisiana
(State or Other Jurisdiction of Incorporation)

1-31905	72-0144530
(Commission File Number)	(IRS Employer Identification No.)

700 Pujo Street, Lake Charles, LA	70601
(Address of Principal Executive Offices)	(Zip Code)

(337) 493-2399
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition of Assets

On October 7, 2011, CKX Lands, Inc. (“the Company”) purchased eight separate tracts of land totaling approximately 800 acres, all of which are located in Beauregard Parish, Louisiana, for approximately $1,280,000 from Roy O. Martin Lumber Company, L.L.C.  Management has estimated that approximately $382,000 of standing timber exists on the acquired tracts at acquisition date.  The remainder of the purchase price, $898,000, was allocated to the land purchased.  The Company paid cash for the purchased tracts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKX Lands, Inc.

Date: October 10, 2011	By:	/s/ Brian R. Jones
Brian R. Jones
Treasurer and Chief Financial Officer